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SUPPLEMENT NO. 1 dated October 9, 2002

TO   PROSPECTUS dated February 1, 2002

FOR  STATE STREET RESEARCH MID-CAP GROWTH FUND
     A SERIES OF STATE STREET RESEARCH CAPITAL TRUST

     INVESTMENT MANAGEMENT

     Under the above caption at page 8 of the prospectus for the above-referenced fund, the third paragraph is revised in its entirety to read as follows:

     "Eileen Leary has been responsible for the fund's day-to-day portfolio management since October 2002. A senior vice president, Ms. Leary joined the firm in 1989 and has been an investment professional since 1993.








                                                                    MG-6752-1002
[STATE STREET RESEARCH LOGO]                     Control Number: (exp0203)SSR-LD